Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Participant-directed investments at fair value	$ 429,501,499	$ 371,935,502
Receivables:
Notes receivable from participants	2,488,645	2,562,206
Employer contributions	1,024,491	1,069,636
Total receivables	3,513,136	3,631,842
NET ASSETS AVAILABLE FOR BENEFITS	$ 433,014,635	$ 375,567,344